                                                                  EXHIBIT 10.8.2

                                 ADDENDUM NO. 2
                        TO STANDARD INDUSTRIAL/COMMERCIAL
                            MULTI-TENANT LEASE - NET

         THIS ADDENDUM NO. 2 TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET ("Addendum") is made of July 11, 2000 between PAS TRUST ("Lessor") and VIANT CORPORATION, a Delaware corporation ("Lessee"), with reference to the following facts:

         A. Lessor and Lessee are parties to that certain Standard Industrial/Commercial Multi-Tenant Lease - Net dated as of July 5, 2000, with attached Addendum No. 1 and Exhibits (collectively the "Lease Agreement"), for those certain premises (the "Premises") located at 3562-3582 Eastham Drive, Culver City, CA, all as more particularly provided in the Lease Agreement.

         B. Lessor and Lessee desire to make certain amendments and modifications to the Lease Agreement, on the terms and conditions set forth herein.

         C. Unless otherwise provided herein, defined terms used in this Addendum shall have the meanings set forth in the Lease Agreement.

         NOW, THEREFORE, for valuable consideration, the parties hereto agree as follows:

         1. LESSEE'S ELECTRICAL SERVICE OBLIGATIONS. Notwithstanding anything to the contrary contained in the Lease Agreement, including without limitation
SCHEDULE 3.3 to EXHIBIT C, Lessee at Lessee's sole cost and expense (which may be paid by Lessee by utilizing the T.I. Allowance), using licensed contractors that have either been designated by Southern California Edison ("SCE") or approved by SCE and reasonably acceptable to Lessor, shall:

                  1.1 construct a concrete pad, approximately 10' x 12' in size and meeting specifications designated by and in a location acceptable to SCE (and also reasonably acceptable to Lessor), for the installation by SCE of an electrical transformer having a capacity of not less than 3,000 amps. Lessee understands and acknowledges that the transformer will not solely be serving the Premises;

                  1.2 construct a channel between the transformer pad and the Premises' electrical panels as may be specified by SCE (and also reasonably acceptable to Lessor), and install in the channel any cables and connections between the transformer and electrical panel as SCE may require;

                  1.3 perform any additional site work at the Project to accept the transformer that may be required by SCE; and

                  1.4 bear the cost of: (i) any design fee that SCE may impose on Lessor and/or Lessee for any of the above-mentioned work, and (ii) any other fees, costs or expenses that may be required in connection with the provision of electrical service to the Premises, including without limitation the purchase and installation of necessary cabling and equipment, except as otherwise provided in Paragraph 2 below.

         2. LESSOR'S ELECTRICAL SERVICE OBLIGATIONS. Notwithstanding anything to the contrary contained in the Lease Agreement, including without limitation
SCHEDULE 3.3 to EXHIBIT C, as part of Lessor's Shell and Core Work to be completed prior to the Commencement Date (subject to Tenant Delays), Lessor shall purchase and install two (2) 800 amp electrical panels in the electrical room of the Project to service the Premises. Lessor shall bear seventy-five percent (75%) of the cost of the purchase and installation costs of the two (2) electrical panels, with Lessee to bear the balance of such costs; Lessor shall have the right to deduct Lessee's share of such costs from the T.I. Allowance.

         3. NO COMMENCEMENT DATE DELAY. Notwithstanding anything to the contrary contained in the Lease Agreement, the work described in Section 1 above shall no longer be deemed part of Lessor Shell and Core Work, and the scheduled Commencement Date of the Original Term shall not be postponed or delayed should the work described in Section 1 above (including without limitation any work to be performed by SCE or its contractors, including the installation of the transformer), or any of Lessor's other Shell and Core Work that may be impacted or affected by the work described in Section 1 above, not be completed by the Commencement Date.

         4. RATIFICATION. Except as otherwise provided herein, all of the terms and conditions of the Lease Agreement are hereby ratified and confirmed and remain in full force and effect. In the provisions of this Addendum shall control. The Lease Agreement as amended by this Addendum supersede all prior oral or written understandings between the parties.

         5. COUNTERPARTS; FACSIMILE SIGNATURES. This Addendum may be executed by the parties in counterparts. Either party may deliver its signature to the other by facsimile transmission, and any signature so delivered shall be binding on that party.

                     [***SIGNATURES FOLLOW ON NEXT PAGE***]

         IN WITNESS WHEREOF, this Addendum is made as of the date first above written.

LESSOR                                     PAS TRUST


                                           By:   /s/ Pablo Nankin
                                              ---------------------------
                                               Pablo Nankin, Trustee

LESSEE:                                    VIANT CORPORATION,
                                           a Delaware corporation


                                           By:   /s/
                                              ---------------------------
                                               Vice President



                                           By:   /s/ M. Dwayne Nesmith
                                              ---------------------------
                                               Chief Financial Officer